UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported): November 3,
                     2006 (October 30, 2006)

                        Innovo Group Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                            Delaware
         (State or Other Jurisdiction of Incorporation)

            0-18926                        11-2928178
    (Commission File Number)   (IRS Employer Identification No.)


5901 South Eastern Avenue, Commerce, California      90040
(Address of Principal Executive Offices)           (Zip Code)

                         (323) 837-3700
      (Registrant's Telephone Number, Including Area Code)

                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 2.03      Creation of a Direct Financial Obligation or an
Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      As previously disclosed in a Current Report on Form 8-K filed on October 19, 2006, Innovo Group Inc. and its subsidiary, Joe's Jeans, Inc. (collectively, the "Company") entered into a Collateral Protection Agreement ("CPA") with JD Design, LLC ("JD Design"), a California limited liability company and licensor of the Joe's Jeans brand (the "Brand"). On October 30, 2006, the Company and JD Design entered into a First Amendment to the CPA to amend the methodology by which the amount of shares could potentially be issued in the future to JD Design. The amended now provides that if an Event of Default (as defined in the CPA) occurs, then the amount of shares to be issued would be calculated by dividing the amount owed by the Company to CIT (not to exceed $2,000,000) by the greater of (i) $0.52 or (ii) the closing bid price of the Company's shares of common stock as reported by Nasdaq immediately preceding the time upon which JD Design fulfills its obligations to CIT.

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued
Listing Rule or Standard; Transfer of Listing.

      On October 20, 2006, the Company filed a Notification Form:
Listing of Additional Shares with The NASDAQ Stock Market Inc., ("Nasdaq"), to inform Nasdaq of the transaction with JD Design on October 13, 2006. Upon review of the form by Nasdaq, the Company was verbally notified by Nasdaq that it was not compliant with the shareholder approval requirements set forth in Marketplace Rule 4350(i)(1)(A) (the "Rule").

     Subsequently, on October 30, 2006, the Company provided Nasdaq with an amendment to the agreement as described above. As a result, on November 1, 2006, the Company received a letter from Nasdaq informing it that they had determined, based upon their review of the amendment and subject to proper disclosure, that the Company had regained compliance with the Rule and that the matter was now closed.

     On November 3, 2006, the Company issued a press release relating to this matter. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit
Number         Description

99.1           Press Release dated November 3, 2006


<PAGE 2>

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INNOVO GROUP INC.
                              (Registrant)

Date:  November 3, 2006       By:  /s/ Marc Crossman
                                   Marc Crossman
                                   Chief Executive Officer,
                                   President, Chief Financial
                                   Officer and Director
                                   (Principal Executive Officer
                                   and Principal Financial
                                   Officer)

<PAGE 3>


               Exhibit Index

Exhibit
Number         Description

99.1           Press Release dated November 3, 2006


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